UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2006

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At the Cohu, Inc. (the "Company") Annual Meeting of Stockholders (the "Meeting") held on May 9, 2006, the Company’s stockholders approved amendments to the Cohu, Inc. 2005 Equity Incentive Plan. The amendments increase the number of shares of the Company’s common stock issuable in connection with awards granted under the Plan by 1,000,000 shares and increase the number of shares which may be issued pursuant to restricted stock and performance awards from 500,000 shares to 1,500,000 shares. A copy of the amended Cohu, Inc. 2005 Equity Incentive Plan is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

At the Meeting, the Company’s stockholders also approved amendments to the Cohu, Inc. 1997 Employee Stock Purchase Plan. The amendments extend the life of the Plan beyond February, 2007 and increase the number of shares of the Company’s common stock issuable under the Plan by 400,000 shares. A copy of the amended Cohu 1997 Employee Stock Purchase Plan is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

The Cohu Annual Meeting of Stockholders was held on May 9, 2006. The matters voted on and the results of the vote were as follows:

Submission of Matters to a Vote of Security Holders

(a) Harry L. Casari and Harold Harrigan were elected directors of the Company. The results of the vote were as follows:

Harry L. Casari – Votes For – 19,329,936; Votes Withheld – 1,461,175
Harold Harrigan – Votes For – 18,649,440; Votes Withheld – 2,141,671

The remaining directors continuing in office until 2007 or 2008 are James W. Barnes, James A Donahue, Robert L. Ciardella and Charles A. Schwan.

(b) The amendments to the Cohu, Inc. 2005 Equity Incentive Plan were approved. The results were as follows:

Votes For – 9,661,417; Votes Against – 5,731,967; Abstentions – 543,252; Broker Non-Votes – 4,854,475

(c) The amendments to the Cohu 1997 Employee Stock Purchase Plan were approved. The results were as follows:

Votes For – 14,378,064; Votes Against – 1,022,482; Abstentions – 539,789; Broker Non-Votes – 4,850,776

(d) The ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for the year ending December 30, 2006 was approved. The results were as follows:

Votes For – 20,608,795; Votes Against – 52,040; Abstentions – 130,276; Broker Non-Votes – 0

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1
Cohu, Inc. 2005 Equity Incentive Plan (1)

Exhibit 10.2
Cohu, Inc. 1997 Employee Stock Purchase Plan (1)

(1) Compensation plan or arrangement in which executive officers and directors participate.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 9, 2006	By:	John H. Allen

Name: John H. Allen
Title: VP Finance & CFO

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Exhibit Index

Exhibit No.	Description

10.1	Cohu, Inc. 2005 Equity Incentive Plan
10.2	Cohu, Inc. 1997 Employee Stock Purchase Plan